SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2009

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-29092	54-1708481
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7901 Jones Branch Drive, Suite 900, McLean, VA 22102

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703) 902-2800

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 23, 2009, Primus Telecommunications Group, Incorporated announced financial strategy updates for the year ended December 31, 2009 via the attached investor presentation, which is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission (the “Commission”), such exhibit and the information set forth therein and herein are deemed to be furnished to the Commission and shall not be deemed to be filed with or incorporated by reference into any filing with the Commission.

Item 9.01. Financial Statements and Exhibits.

(a) and (b) Not applicable.

(c) Exhibits.

Exhibit No.	Description
99.1	Investor presentation dated September 23, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

Dated: September 23, 2009	By:	/s/ Thomas R. Kloster
Thomas R. Kloster
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor presentation dated September 23, 2009.